EXHIBIT 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Francis J. Petro, the President and Chief Executive Officer of Haynes International, Inc. (the “Company”) certify that (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods set forth therein.

/s/ Francis J. Petro
Francis J. Petro
President and Chief Executive Officer
Date: August 23, 2005

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Marcel Martin, the Vice President Finance and Chief Financial Officer of Haynes International, Inc. (the “Company”) certify that (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods set forth therein.

/s/ Marcel Martin
Marcel Martin,
Vice President Finance and Chief Financial Officer
Date: August 23, 2005